SUPPLEMENT DATED OCTOBER 27, 2025

TO THE UPDATING SUMMARY PROSPECTUS DATED APRIL 28, 2025

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Independence Plus

This supplement updates certain information in the above referenced updating summary prospectus (the “Prospectus”). Except as indicated in this supplement, all other information included in the Prospectus and Appendix A—Funds Available Under the Contract (“Appendix A”), including the footnotes, remains unchanged. You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus. The Prospectus is revised as follows:

In the “Important Information You Should Consider About the Contract” section, the following changes are made:

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In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, the minimum fee for Investment Options is 0.21% and the Lowest Annual Cost is $1,233 the maximum fee for Investment Options is 0.86% and the Highest Annual Cost is $1,904.

The following table replaces the current table in its entirety in Appendix A:

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2024)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock Investment Management, LLC	0.23%	None	0.23%	13.17%	15.59%	12.50%
Domestic Mid- Cap Equity	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.36%	None	0.36%	1.60%	12.49%	8.35%
Domestic Small- Cap Equity	Small Cap Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.38%	None	0.38%	0.73%	9.22%	6.32%
Global Equity (International and Domestic)	International Socially Responsible Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.58%	None	0.58%	11.22%	10.60%	7.42%
International Equity	International Equities Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.42%	None	0.42%	12.32%	10.98%	5.58%
Hybrid (Equity and Fixed Income)	Asset Allocation Fund[2,3] Adviser: VALIC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.65%	None	0.65%	8.30%	10.58%	6.16%
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge Investments LLC and JPMIM	0.48%	None	0.48%	5.68%	-0.23%	1.70%
	Goldman Sachs VIT Government Money Market Fund[3] – Institutional Shares Adviser: Goldman Sachs Asset Management, L.P.	0.18%	None	0.18%	5.16%	2.42%	1.70%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.64%	None	0.64%	4.39%	-1.19%	0.98%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.84%	None	0.84%	6.04%	-1.01%	0.97%

As a result of the Fund expense change, we have updated the most expensive expense examples in the Fee Tables section in the statutory prospectus.

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by visiting our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.